Q4 2019 Earnings January 15, 2020 Earnings Release Supplement Exhibit 99.2

A broadly diversified business across clients, products and geographies Note: Base Fees and AUM by region data is based on client domicile. 1 Client Type Style Product Type Region Assets Under Management of $7.43 trillion at December 31, 2019 Q4 2019 Total Base Fees of $3.089 billion

Long-term net flows ($ in billions) Total long-term Retail iShares ETFs Institutional LTM organic asset growth rate (%) LTM organic base fee growth rate (%) 6% 7% 7% 6% 3% 0% 0% 0% 19% 15% 10% 9% 10% 9% 10% 10% 2% 2% 1% 0% (2)% (1)% 2% 3% Note: LTM organic asset growth rate measures rolling last twelve months net flows over beginning of period assets. 3% 11% 4% 7% 6% 4% 3% 2% 2% 4% 5% 6% 7% 7% 4% 3% 2% 1% 2% 3% 5% 2 Institutional Active Institutional Index

Profitability ($ in millions, except per share data) For further information and reconciliations between GAAP and as adjusted, see page 12 of this earnings release supplement, notes (1) through (3) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. Operating Income, as adjusted Operating Margin, as adjusted Net Income, as adjusted EPS, as adjusted Operating Income and Margin, as adjusted Net Income and EPS, as adjusted 3

Dividends per share Capital management (amounts in millions, except per share data) (1) Amount includes the impact of a $1.3 billion private transaction that closed on March 25, 2019. Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions. Share repurchases and weighted average diluted shares Share repurchases Weighted average diluted shares Dividends 4 (1)

Major market indices and exchange rates Source: Bloomberg (1) Revenue weighted composite index calculated by BlackRock to approximate the impact of market fluctuations on BlackRock’s equity base fees. The index is derived from publicly available market indices that represent applicable AUM benchmarks for each equity portfolio, as selected by BlackRock. The market impact information for each equity portfolio used to calculate the index may be substantially different from that shown. Index does not include portfolios that do not have an applicable market index. Index does not reflect BlackRock’s investment performance, and is not indicative of past or future results. 5 Major market indices and exchange rates % Change % Change Spot 3/31/19 vs. Average Q1 2019 vs. 43190 43465 43555 43465 43190 Q1 2018 Q4 2018 Q1 2019 Q4 2018 Q1 2018 Equity Indices: Domestic 2 S&P 500 2640.87 2506.85 2506.85 0 -5.0748427601510104E-2 2,731.9233846153847 2692.9309090909087 2692.9309090909087 0 -1.4272902287106278E-2 Global 3 MSCI Barra World Index 2066.84 1883.9 1883.9 0 -8.851193125737844E-2 2,137.804615384618 2010.0603030303037 2010.0603030303037 0 -5.943630143748433E-2 4 MSCI Europe Index 125.01 114.2 114.2 0 -8.6473082153427736E-2 129.30353846153847 120.43909090909087 120.43909090909087 0 -6.8555336210573567E-2 5 MSCI AC Asia Pacific Index 172.76 146.71 146.71 0 -0.15078721926371835 178.0221538461538 151.6406060606061 151.6406060606061 0 -0.14819249860523848 6 MSCI Emerging Markets Index 1170.8800000000001 965.67 965.67 0 -0.17526134189669321 1,204.4461538461539 977.98909090909103 977.98909090909103 0 -0.18801758983904621 7 S&P Global Natural Resources 3741.82 3311.39 3311.39 0 -0.11503225703000151 3,865.69692307693 3580.0606060606056 3580.0606060606056 0 -7.3739701722407722E-2 Fixed Income Index: 8 Barclays U.S. Aggregate Bond Index 2016.48 2046.6 2046.6 0 1.4936919781004469E-2 2,015.3240000000001 2011.2539393939401 2011.2539393939401 0 -2.0195564614225786E-3 Foreign Exchange Rates: 9 GBP to USD 1.4015 1.2753999999999999 1.2753999999999999 0 -8.9975026757046092E-2 1.3914384615384618 1.2860969696969702 1.2860969696969702 0 -7.5706899552725804E-2 10 EUR to USD 1.2323999999999999 1.1467000000000001 1.1467000000000001 0 -6.9539110678351099E-2 1.2287753846153846 1.1407712121212121 1.1407712121212121 0 -7.161941360154965E-2 Rounded % Change % Change Spot 12/31/19 vs. Average Q4 2019 vs. 43465 43738 43830 43738 43465 Q4 2018 Q3 2019 Q4 2019 Q3 2019 Q4 2018 Equity Indices Domestic S&P 500 2507 2977 3231 8.5320792744373528E-2 0.28879138412445154 2693 2958 3086 4.3272481406355645E-2 0.14593390271073153 Global MSCI Barra World Index 1884 2180 2358 8.1651376146788995E-2 0.25159235668789809 2010 2169 2260 4.1954817888427844E-2 0.12437810945273632 MSCI Europe Index 114 133 140 5.2631578947368418E-2 0.22807017543859648 120 129 135 4.6511627906976744E-2 0.125 MSCI AC Asia Pacific Index 147 156 171 9.6153846153846159E-2 0.16326530612244897 152 157 164 4.4585987261146494E-2 7.8947368421052627E-2 MSCI Emerging Markets Index 966 1001 1115 0.11388611388611389 0.15424430641821946 978 1014 1051 3.6489151873767257E-2 7.4642126789366048E-2 S&P Global Natural Resources 3311 3524 3855 9.392735527809308E-2 0.16430081546360617 3580 3558 3645 2.4451939291736932E-2 1.8156424581005588E-2 BLK Equity Index(1) 0.1 0.22 0.04 0.1 Fixed Income Index Barclays U.S. Aggregate Bond Index 2047 2221 2225 1.8009905447996398E-3 8.6956521739130432E-2 2011 2201 2221 9.0867787369377558E-3 0.10442565887618101 Foreign Exchange Rates GBP to USD 1.28 1.23 1.33 8.1300813008130149E-2 3.9062500000000035E-2 1.29 1.23 1.29 4.8780487804878092E-2 0 EUR to USD 1.1499999999999999 1.0900000000000001 1.1200000000000001 2.7522935779816536E-2 -2.6086956521738962E-2 1.1399999999999999 1.1100000000000001 1.1100000000000001 0 -2.6315789473684043E-2

Quarterly revenue ($ in millions) $543 $285 Q4 2019 compared to Q4 2018 Q4 2019 compared to Q3 2019 6               Percentage Change Year-over-Year Sequential Base fees ex. securities lending 10% 3 % Securities lending 31% 13 % Performance fees 139% 98 % Technology services revenue 35% 6 % Distribution fees 0% 0 % Advisory and other revenue 30% 69 % Total 16%   8%

Quarterly investment advisory, administration fees and securities lending revenue ($ in millions) $310 $109 Q4 2019 compared to Q4 2018 Q4 2019 compared to Q3 2019 7

Quarterly expense, as adjusted ($ in millions) $315 $249 Q4 2019 compared to Q4 2018 Q4 2019 compared to Q3 2019 8               Percentage Change Year-over-Year Sequential Employee comp. & benefits 19% 9 % Distribution & servicing costs 4% 3 % Direct fund expense 9% 3 % General & administration 15% 34 % Amortization of intangible assets 93% 4 % Total 15%   11 %   Fourth quarter of 2018 expense, as adjusted, includes non-GAAP adjustments related to a restructuring charge of $60 million and PNC LTIP funding obligation of $4 million. For further information, see the item included under Non-GAAP expense adjustments on page 12 of this earnings release supplement and note (1) in the current earnings release.

$341 2019 compared to 2018 9         Percentage Change Year-over-Year Base fees ex. securities lending 2 % Securities lending (2)% Performance fees 9 % Technology services revenue 24 % Distribution fees (7)% Advisory and other revenue (8)% Total 2 %   Full year revenue ($ in millions) 9

Full year investment advisory, administration fees and securities lending revenue ($ in millions) $224 2019 compared to 2018 10 10

Full year expense, as adjusted ($ in millions) (1) Amounts exclude product launch costs and commissions incurred in 2019 and 2018, which are presented separately above. 2018 expense, as adjusted, includes non-GAAP adjustments related to a restructuring charge of $60 million and PNC LTIP funding obligation of $14 million. For further information, see the item included under Non-GAAP expense adjustments on page 12 of this earnings release supplement and note (1) in the current earnings release. $321 2019 compared to 2018 11         Percentage Change Year-over-Year Employee comp. & benefits 4 % Distribution & servicing costs 1 % Direct fund expense (2)% General & administration 7 % Amortization of intangible assets 94 % Total 4%   11

Reconciliation between GAAP and as adjusted ($ in millions) Non-GAAP adjustments include amounts related to a restructuring charge, PNC LTIP funding obligations and noncash income tax matters, as applicable. The fourth quarter of 2017 includes a non-GAAP adjustment of $1.3 billion related to the Tax Cuts and Jobs Act. For further information and reconciliation between GAAP and as adjusted, see notes (1) through (3) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. 12

Important Notes This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions. BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the potential for human error in connection with BlackRock’s operational systems; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or PNC; (11) changes in law and policy and uncertainty pending any such changes; (12) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (13) the ability to attract and retain highly talented professionals; (14) fluctuations in the carrying value of BlackRock’s economic investments; (15) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (16) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (17) the failure by a key vendor of BlackRock to fulfill its obligations to the Company; (18) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds platform; (19) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (20) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions. This presentation also includes non-GAAP financial measures. You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations on page 12 of this earnings release supplement, our current earnings release dated January 15, 2020, and BlackRock’s other periodic reports, which are available on BlackRock’s website at www.blackrock.com. 13